Welcome

Kenny VP, Investor Relations Katharine

Forward-Looking Statements This presentation contains forward-looking statements, which are subject to risks and uncertainties. Additional discussion of factors that could cause actual results to differ materially from management’s projections and estimates is contained in the CarMax, Inc. SEC filings, including its Form 10-K, for the year ended February 29, 2016. The company disclaims any intent or obligation to update its forward-looking statements.

Bill Nash President & CEO

®

6.5 million total retail used vehicles 4.0 million total wholesale vehicles 25.5 million total appraisals completed Top 10 used car loan originator FORTUNE 100 Best Companies to Work For® 12 years in a row CarMax Successes

Jim Lyski SVP, CMO

CarMax Differentiates the Customer Experience

Macro Trends Lead to Innovation

Macro Trends Lead to Innovation Individuality Personalization

Macro Trends Lead to Innovation Convenience Self-Service

Macro Trends Lead to Innovation Always On Seamlessness

Macro Trends Lead to Innovation Mobile First Individuality Personalization Convenience Self-Service Always On Seamlessness

Innovation Approach Product Teams

Innovation Approach Product Teams

Innovation Approach Dual Track Agile DISCOVERY TRACK

Innovation Approach Dual Track Agile DISCOVERY TRACK DELIVERY TRACK

Fail Fast | Fail Cheap Innovation Approach

Empowering Capabilities Leverage Our Strengths Digital

Store Systems Empowering Capabilities Leverage Our Strengths Store Systems

Empowering Capabilities Leverage Our Strengths Data

Puranik VP, Marketing Analytics Gautam

CarMax compiles a vast amount of data through different areas of operation 10,500,000+ total vehicles sold 25,500,000+ vehicles appraised 65,000,000+ in-store customer contacts 180,000,000+ digital interactions per year 500,000+ customer surveys per year 750,000+ multi-year CAF relationships

Our teams extract critical insights to create compelling experiences

By prioritizing technology, we capitalize on our proprietary data Data Enrichment Cloud Computing Machine Learning

Analytics & User Experience drive personalized, cross-channel experiences

Our data and models improve pricing effectiveness

Thank You

Welcome


CARMAX
CARMAX


Katharine Kenny
VP, Investor Relations
CARMAX

Forward-Looking Statements

This presentation contains forward-looking statements, which are subject to risks and uncertainties. Additional discussion of factors that could cause actual results to differ materially from management's projections and estimates is contained in the CarMax, Inc. SEC filings, including its Form 10-K, for the year ended February 29, 2016. The company disclaims any intent or obligation to update its forward-looking statements.

Bill Nash

President & CEO


CARmax

Forbes

Car crash

By Peter Spiegel

You pay a chief executive to be imaginative and to take calculated risks, so you can't criticize Circuit City's Richard Sharp for coming up with one of the stranger line-extensions in retailing. He wanted his eminently successful vendor of microwaves, TVs and VCRs to branch out into used cars.

Sharp saw a connection. Like the consumer electronics industry of yore, the $650 billion car-selling business is big, fragmented, inefficient and extremely unfriendly to consumers. Circuit City had perfected the art of training a commissioned sales force and already had a credit business in place. "It's a big-ticket item, inventory control, value-added selling, financing, warranties, service after the sale," says Sharp. "It sounds a lot like what we do here."

Besides, it would be a way to ensure that Circuit City—now at $10.8 billion in sales—would continue to grow once it had its red-and-gray electronics stores in every corner of the country. Which will happen, Sharp figures, when the chain reaches 800 outlets—now there are 587.

But what began as an intriguing idea has turned into a mess. CarMax, 75% owned by Circuit City, lost $23.5 million on $1.5 billion in sales last year. It's not exactly growing its way out of trouble: Same-store sales declined 2%. Sharp has stopped all expansion—he was to move into Los Angeles this year—and is retooling the existing 31 locations in a desperate attempt to make them profitable.




CARMAX

Richard Sharp put the brakes on CarMax's expansion plans. But can he make existing dealerships profitable?

CarMax opened its first dealership in Circuit City's home base of Richmond, Va. in 1993. The second store didn't open until a year later and the third a year after that. Sharp took his time rolling out, following the strategy he used effectively with the electronics stores in the 1980s and 1990s. Archrival Best Buy went to the capital markets repeatedly to finance a dizzying expansion. Sharp's slow-and-steady strategy paid off, while Best Buy almost went bankrupt.

With his new, high-flying stock, Huizenga began buying up dealerships at a torrid clip—leaving CarMax in the dust with only five stores. "We either had to cede first entrance advantage to him or accelerate our growth plan," Sharp says.

Sharp chose the latter, raising $412 million in a CarMax public offering in February 1997 and announcing that he would open 80 to 90 new stores in five years.

Big mistake. Too many of the car lots, particularly the ones in Miami, Dallas and Chicago, were far too big—more than 80,000 square feet—to generate enough traffic to cover fixed overhead costs. Heavy advertising outlays made matters worse.

Six months after the CarMax stock offering, new-car prices declined for the first time in a decade, putting pressure on used-car prices. A glut of cars coming off lease hit the market, driving prices down even more.

Sharp slammed on the brakes in February, announcing that CarMax would postpone any expansion plans and instead focus on reworking the

CarMax

CarMax Successes

6.5 million total retail used vehicles

4.0 million total wholesale vehicles

25.5 million total appraisals completed

Top 10 used car loan originator

FORTUNE 100 Best Companies to Work For® **12 years** in a row


CARMAX


DRIVE
WHAT'S POSSIBLE
CARMAX



MIDLOTHIAN, VA
(804) 897-5173
SEARCH
MyCarMax
CARMAX
FIND YOUR CAR
SELL YOUR CAR
FINANCING
RESEARCH
Experience clear and simple car buying and selling.
Find the right car for you.
SELL YOUR CAR
9:41 AM
CARMAX
Experience clear and simple car buying and selling.
Find the right car for you.
SHOP ALL CARS
CARMAX
CARMAX

Jim Lyski

SVP, CMO


CARMAX

CarMax Differentiates the Customer Experience


CarMax

Macro Trends Lead to Innovation

Macro Trends Lead to Innovation

Individuality → Personalization


Bill

CARMAX

Macro Trends Lead to Innovation

Individuality → Personalization

Convenience → Self-Service

Bank of America.

CARMAX

Macro Trends Lead to Innovation

Individuality	→	Personalization
Convenience	→	Self-Service
Always On	→	Seamlessness

Macro Trends Lead to Innovation

Individuality → Personalization

Convenience → Self-Service

Always On → Seamlessness

Mobile First


9:41 AM
CARMAX
Experience clear and simple car buying and selling.
Find the right car for you.
SHOP ALL CARS
SELL YOUR CAR
MAKE/MODEL
TYPE
PRICE
Finance First
Get pre-qualified before you shop!
START NOW
Why buy or sell with us?

CARMAX

Innovation Approach

Product Teams


Product Manager
Product Designer
Core Team
Lead Developer

Innovation Approach

Product Teams


Marketing Creative Services
Data Scientist
Delivery Manager
Product Manager
Product Designer
Core Team
Lead Developer
Developers
Field Experience Expert
Functional Experts

Innovation Approach

Dual Track Agile


DISCOVERY
TRACK

CARMAX

Innovation Approach

Dual Track Agile


DISCOVERY TRACK
DELIVERY TRACK

Innovation Approach

Fail Fast | Fail Cheap



Empowering Capabilities Leverage Our Strengths

Digital



CARMAX
FIND YOUR CAR
SELL YOUR CAR
FINANCING
RESEARCH
Experience clear and simple car buying and selling.
Find the right car for you
SHOP ALL CARS
SELL YOUR CAR
Search All Cars By Make, Model, or Keyword
MAKE/MODEL
TYPE
PRICE

Empowering Capabilities Leverage Our Strengths

Store Systems



Empowering Capabilities Leverage Our Strengths

Data



Gautam Puranik

VP, Marketing Analytics



CarMax compiles a vast amount of data through different areas of operation

10,500,000+
total vehicles sold

180,000,000+
digital interactions per year

25,500,000+
vehicles appraised

500,000+
customer surveys per year

65,000,000+
in-store customer contacts

750,000+
multi-year CAF relationships

CARMAX®

Our teams extract critical insights to create compelling experiences



Marketing Creative Services
Data Scientist
Delivery Manager
Product Manager
Product Designer
Core Team
Lead Developer
Developers
Field Experience Expert
Functional Experts

CARMAX

By prioritizing technology, we capitalize on our proprietary data

- Data Enrichment
- Cloud Computing
- Machine Learning

Analytics & User Experience drive personalized, cross-channel experiences



9:41 AM
CARMAX
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CARMAX

Our data and models improve pricing effectiveness



Thank You


CARMAX
CARMAX